UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSVEX

Putnam Strategic Volatility Equity Fund

Semiannual report
1|31|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Strategic Volatility
Equity Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio managers	3
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 12, 2015

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
Putnam Strategic Volatility Equity Fund (PSVEX)
Fund's benchmark
S&P 500 Index
Fund's Lipper peer group average
Large-Cap Core Funds
12.14
16.73
14.95
13.25
14.22
11.71
6.35
4.37
3.00
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

2     Strategic Volatility Equity Fund

Interview with your fund’s portfolio managers

Robert J. Schoen

Adrian H. Chan, CFA

How did the fund perform during the six-month reporting period ended January 31, 2015, a period that saw ongoing growth in the broad U.S. equity market?

Rob: Putnam Strategic Volatility Equity Fund seeks a total return that is greater than that of the U.S. equity market, with comparable volatility, over a full market cycle (generally at least three years). Though the fund is only about two years old, we believe that our pursuit of that objective has fared reasonably well. For this most recent six-month period, the fund produced a gain of 6.35% at net asset value, compared with a return of 4.37% for the S&P 500 Index, the fund’s benchmark and a commonly used bellwether for the broad U.S. stock market. The fund achieved this outperformance through our selection of low-beta stocks — that is, stocks that typically demonstrate relatively low volatility. Interestingly, the past six months was not a period when there was extraordinary volatility and, in fact, volatility within the S&P 500 Index was below average in spite of some episodic ups and downs.

Adrian: There were indeed some significant downward movements in the U.S. equity market during the period, which began August 1, 2014. In October, there was a dramatic market pullback, driven by a variety of geopolitical and economic concerns. During January 2015, the markets also retreated a bit. Overall, however, between these episodic pullbacks, the broad equity

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 2 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Strategic Volatility Equity Fund     3

market marched steadily upward, with the S&P 500 Index touching a record high in December. As Rob mentioned, market volatility remained below average for the period as a whole. We believe that the relative strength of the U.S. equity market was driven by a number of factors, including that the United States remained the engine of global growth, corporate profits for U.S. companies outpaced those of most foreign companies, and the Federal Reserve’s accommodative monetary policy continued to keep short-term interest rates low, helping to stimulate economic growth.

Investors in U.S. equities appear to be fairly optimistic at this time. Is that your view?

Rob: I think that’s a reasonable view as we end this most recent six months. Broadly speaking, what derails equity markets is the threat of economic recession, and as we enter the midwinter months of 2015, I don’t see any credible evidence of recession, nor do I see any real threat of inflation, which can also stall market momentum. While there will always be issues for investors to worry about, it’s also true that the markets tend to climb a “wall of worry” — with investors reacting to short-term concerns and later showing their confidence that those concerns can be resolved. This is the kind of behavior we saw over the past six months, with the U.S. market consistently improving.

Adrian: As Rob pointed out, investor psychology is often at the root of these episodic market movements. What we’ve seen recently is that when an initial market scare is followed by some resolution to the concerns, investors have tended to shrug off the bad news and buy back into the market. This process causes equity indexes to shoot back up and volatility measures to drop down.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4     Strategic Volatility Equity Fund

“The relative strength of the U.S. equity
market was driven by a number of
factors, including that the United
States remained the engine of global
growth.”

Adrian Chan

What helped the fund outperform its benchmark?

Rob: As I mentioned earlier, the fund’s outperformance was entirely attributable to stock picking. Because the fund was designed for investors who are averse to stock market volatility but still want to benefit from the long-term growth potential of equities, our security selection process focuses on low-beta, or low-volatility, stocks. During the past six months, low-beta stocks had higher returns than their high-beta counterparts, so our low-volatility strategy was a big benefit.

Also, Adrian and I run the fund on a sector-neutral basis, meaning we seek to keep our sector allocations in line with those of the S&P 500 Index. That is why we can attribute the performance to security selection rather than sector allocation. Where our strategy distinguishes itself is that our quantitative models — and, to a lesser extent, our fundamental research — help us identify what we believe are the best low-beta stocks in each sector.

What individual holdings were the biggest contributors during the period?

Rob: Among our top contributors versus the S&P 500 Index were three stocks in which the fund held relative overweights. Altria Group, a large U.S. multinational corporation and one of the world’s biggest tobacco companies, has historically been a classic low-beta, stable-earnings growth stock, and its results during the period were solid, particularly versus its counterparts in the

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Strategic Volatility Equity Fund     5

strong-performing consumer staples sector. Another key selection for the fund was The Home Depot, a U.S. retailer of home improvement and construction products. Its ongoing earnings momentum distinguished this low-beta stock from others in the more high-beta consumer discretionary sector. Duke Energy, the largest electric power holding company in the United States, is a utilities stock that rose with most others in this sector. It is an interest-rate-sensitive sector, which produced the biggest sector return in the S&P 500 Index as rates fell and bonds rallied. We subsequently sold our positions in The Home Depot and Duke Energy during the reporting period.

Adrian: Another significant contributor to our performance versus the benchmark was our decision to maintain an underweight position in Microsoft, the U.S. multinational software and services behemoth. We chose to own less of this stock than is represented in the S&P 500 Index mainly because it did not fit our low-beta stock-selection profile; Microsoft has had a higher beta than the index as a whole. Therefore, with the company’s earnings under pressure and its stock price struggling during the period, our decision to underweight Microsoft was helpful relative to the benchmark.

Which stocks detracted from relative performance?

Rob: Again, bearing in mind that we run the fund with a sector-neutral approach, I would point out that sometimes, even though we may choose to own some of the strongest low-beta performers in a particular sector, if the sector itself does poorly — as was the case with energy during the past six months — then our selections could be detractors. Such was the case with two energy companies — oil refiner and distributor Phillips 66 and independent exploration and production company ConocoPhillips — both of which

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Strategic Volatility Equity Fund

beat many of their competitors, but still detracted because of the energy sector’s poor overall results. We sold our positions in Phillips 66 and ConocoPhillips during the reporting period.

Adrian: Also detracting from our relative results were an average overweight to Viacom — a stock we no longer hold — and an underweight to Apple. Viacom, a large mass media company with interests in cinema and cable television, saw its shares tumble during the period based on shrinking earnings forecasts, which made our overweight the most significant drag on the fund’s relative performance during the period. Meanwhile, our underweight to Apple hurt, as the consumer electronics innovator continued to grow its earnings and was rewarded by a climbing stock price.

How did the fund’s options strategy affect performance during the past six months?

Rob: The fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To accomplish this, we write (or sell) short-term index call options on the S&P 500 Index, from which we earn a premium for giving up the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, but can detract when equity returns rise sharply. We also buy long-term S&P 500 Index put options. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and can reduce returns, but they also can lower volatility enough to improve the portfolio’s risk-adjusted return potential. In essence, our option strategies allow us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses on the index level. In addition, we use leverage, employing derivatives, to seek outperformance for the fund.

Adrian: Overall, the options strategy we generally employ proved to be a drag on our results versus the S&P 500 Index during the reporting period. As Rob noted, puts are expensive to purchase and we often expect to lose money on them. They can, however, be an effective strategy for downside protection, but as the market was up during the period, we actually lost money on our purchase of put options. On the other hand, we generally expect to make money through our sale of short-term index call options. For the most part, that strategy worked pretty well during the six-month period. But, as you will recall, I mentioned a big pullback in U.S. equities in October 2014. Unfortunately, we wrote some call options at what turned out to be the bottom of that steep decline and therefore missed out on some of the upside that occurred when the market rebounded so quickly in the subsequent month. Despite this hiccup in October, our overall call-writing strategy performed better than other call-writing benchmarks, such as the CBOE S&P 500 BuyWrite Index.

Rob and I actively manage our options strategies to reflect our current expectations of market volatility, and we typically adjust our use of these strategies based on anticipated changes with the intent of smoothing out the long-term effects of the market’s inevitable ups and downs. In the current market environment, with volatility levels falling, we have chosen to diversify our call-writing exposure.

How did you use derivatives during the period?

Rob: In addition to our options strategy, we used total return swaps to gain exposure to certain sectors and industries.

What is your outlook for the stock market and volatility during the next several months?

Rob: We remain constructive on the U.S. equity market and believe equities could go

Strategic Volatility Equity Fund     7

higher during the year. We base this view mainly on what we see as a solid economic environment in the United States. At the same time, we are somewhat concerned about the market’s hunger for higher corporate profits going forward, especially the future profits of many multinational companies, which are likely to face pressure because of weaker global demand and the effects of the rising U.S. dollar on American exports. We also are concerned about the potential for higher bond yields during the year and will likely minimize the duration risk, or sensitivity to interest-rate changes, in our stock selection strategy.

Adrian: I would add that while we remain constructive, we believe that the bull market that we’ve seen develop over the past six years may be getting a little long in the tooth. That said, the construction of this portfolio is based on exposure to low-volatility securities and, as such, the fund is prepared to take advantage of further upside in the equity market, while also being prepared for any correction that might occur down the road.

Gentlemen, thanks for your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Portfolio Manager Adrian H. Chan holds an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

8     Strategic Volatility Equity Fund

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

Strategic Volatility Equity Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	23.87%	16.74%	22.02%	18.02%	22.10%	22.10%	22.64%	18.35%	24.42%
Annual average	12.14	8.64	11.24	9.27	11.28	11.28	11.54	9.44	12.41
1 year	13.25	6.74	12.28	7.28	12.38	11.38	12.63	8.68	13.58
6 months	6.35	0.24	5.81	0.86	5.88	4.89	5.95	2.24	6.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/15

	S&P 500 Index	Lipper Large-Cap Core Funds category average*
Life of fund	33.51%	29.79%
Annual average	16.73	14.95
1 year	14.22	11.71
6 months	4.37	3.00

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, and life-of-fund periods ended 1/31/15, there were 872, 859, and 822 funds, respectively, in this Lipper category.

10     Strategic Volatility Equity Fund

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	1		1	1	1		1
Income	$0.595		$0.552	$0.527	$0.560		$0.619
Capital gains
Long-term gains	0.198		0.198	0.198	0.198		0.198
Total	$0.793		$0.750	$0.725	$0.758		$0.817
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
7/31/14	$11.00	$11.67	$10.93	$10.89	$10.97	$11.37	$11.02
1/31/15	10.92	11.59	10.83	10.82	10.88	11.27	10.93

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	25.91%	18.67%	24.27%	20.27%	24.36%	24.36%	24.78%	20.42%	26.47%
Annual average	13.78	10.06	12.95	10.90	12.99	12.99	13.21	10.97	14.06
1 year	11.87	5.44	11.12	6.12	11.21	10.21	11.36	7.46	12.19
6 months	5.89	–0.20	5.54	0.60	5.61	4.62	5.59	1.89	6.00

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Strategic Volatility Equity Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 7/31/14*†	1.27%	2.02%	2.02%	1.77%	1.02%
Total annual operating expenses for the fiscal year ended 7/31/14†	3.28%	4.03%	4.03%	3.78%	3.03%
Annualized expense ratio for the six-month period ended 1/31/15‡	1.20%	1.95%	1.95%	1.70%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/15.

†Restated to reflect current fees.

‡Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 1/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.24	$10.12	$10.12	$8.82	$4.94
Ending value (after expenses)	$1,063.50	$1,058.10	$1,058.80	$1,059.50	$1,064.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Strategic Volatility Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$8.64	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,020.42

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Strategic Volatility Equity Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Strategic Volatility Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Strategic Volatility Equity Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Strategic Volatility Equity Fund

The fund’s portfolio 1/31/15 (Unaudited)

COMMON STOCKS (94.4%)*	Shares	Value
Aerospace and defense (5.1%)
General Dynamics Corp.	976	$130,013
L-3 Communications Holdings, Inc.	344	42,353
Lockheed Martin Corp.	678	127,715
Raytheon Co.	404	40,420
Rockwell Collins, Inc.	517	44,266
TransDigm Group, Inc.	188	38,640
		423,407
Air freight and logistics (2.3%)
CH Robinson Worldwide, Inc.	577	41,094
Expeditors International of Washington, Inc.	209	9,129
United Parcel Service, Inc. Class B	1,476	145,888
		196,111
Auto components (0.3%)
Gentex Corp.	1,114	18,626
Lear Corp.	68	6,824
		25,450
Automobiles (0.6%)
Harley-Davidson, Inc.	826	50,964
		50,964
Banks (5.0%)
BB&T Corp.	2,232	78,767
Cullen/Frost Bankers, Inc.	203	12,647
PNC Financial Services Group, Inc.	1,277	107,958
Wells Fargo & Co.	4,142	215,053
		414,425
Beverages (0.7%)
Dr. Pepper Snapple Group, Inc.	708	54,707
		54,707
Capital markets (0.4%)
Northern Trust Corp.	561	36,678
		36,678
Chemicals (1.7%)
Airgas, Inc.	202	22,753
Axalta Coating Systems, Ltd. †	228	5,853
International Flavors & Fragrances, Inc.	246	26,103
Sherwin-Williams Co. (The)	317	85,993
		140,702
Commercial services and supplies (0.9%)
Stericycle, Inc. †	196	25,733
Waste Management, Inc.	951	48,910
		74,643
Communications equipment (2.1%)
Cisco Systems, Inc.	6,412	169,052
Motorola Solutions, Inc.	132	8,321
		177,373
Consumer finance (1.7%)
Capital One Financial Corp.	1,729	126,580
Synchrony Financial †	515	15,893
		142,473

Strategic Volatility Equity Fund     17

COMMON STOCKS (94.4%)* cont.	Shares	Value
Containers and packaging (0.8%)
Avery Dennison Corp.	369	$19,288
Ball Corp.	517	32,742
Bemis Co., Inc.	400	17,720
		69,750
Diversified financial services (2.4%)
Berkshire Hathaway, Inc. Class B †	1,338	192,552
NASDAQ OMX Group, Inc. (The)	112	5,111
		197,663
Diversified telecommunication services (1.4%)
Verizon Communications, Inc.	2,609	119,257
		119,257
Electric utilities (2.9%)
American Electric Power Co., Inc.	1,302	81,779
Pinnacle West Capital Corp.	426	29,897
Southern Co. (The)	2,567	130,198
		241,874
Energy equipment and services (0.9%)
National Oilwell Varco, Inc.	1,431	77,889
		77,889
Food and staples retail (2.3%)
Costco Wholesale Corp.	1,031	147,423
Wal-Mart Stores, Inc.	569	48,354
		195,777
Food products (0.6%)
Bunge, Ltd.	490	43,870
Pinnacle Foods, Inc.	209	7,518
		51,388
Health-care equipment and supplies (2.5%)
Abbott Laboratories	2,620	117,271
C.R. Bard, Inc.	253	43,271
Edwards Lifesciences Corp. †	412	51,644
		212,186
Health-care providers and services (2.3%)
AmerisourceBergen Corp.	879	83,549
Cardinal Health, Inc.	410	34,108
DaVita HealthCare Partners, Inc. †	656	49,239
Mednax, Inc. †	308	20,910
		187,806
Hotels, restaurants, and leisure (2.0%)
Chipotle Mexican Grill, Inc. †	18	12,777
McDonald’s Corp.	1,662	153,635
		166,412
Household durables (0.2%)
Tupperware Brands Corp.	199	13,454
		13,454
Household products (1.9%)
Church & Dwight Co., Inc.	308	24,923
Clorox Co. (The)	257	27,424
Colgate-Palmolive Co.	1,570	106,006
		158,353
Industrial conglomerates (1.5%)
Danaher Corp.	1,494	123,076
		123,076

18     Strategic Volatility Equity Fund

COMMON STOCKS (94.4%)* cont.	Shares	Value
Insurance (2.9%)
Axis Capital Holdings, Ltd.	347	$17,662
Chubb Corp. (The)	247	24,181
Everest Re Group, Ltd.	142	24,336
PartnerRe, Ltd.	178	20,363
RenaissanceRe Holdings, Ltd.	156	14,918
Travelers Cos., Inc. (The)	1,029	105,802
XL Group PLC	1,064	36,697
		243,959
Internet software and services (1.7%)
eBay, Inc. †	2,731	144,743
		144,743
IT Services (6.5%)
Accenture PLC Class A	1,464	123,020
Automatic Data Processing, Inc.	1,064	87,812
Computer Sciences Corp.	566	34,345
Fidelity National Information Services, Inc.	495	30,903
Fiserv, Inc. †	619	44,896
Paychex, Inc.	1,260	57,028
Vantiv, Inc. Class A †	486	16,714
Visa, Inc. Class A	588	149,887
		544,605
Media (3.3%)
Discovery Communications, Inc. †	912	25,427
Interpublic Group of Cos., Inc. (The)	1,629	32,671
Madison Square Garden Co. (The) Class A †	246	18,635
Omnicom Group, Inc.	754	54,891
Scripps Networks Interactive Class A	409	29,076
Walt Disney Co. (The)	1,245	113,245
		273,945
Metals and mining (0.8%)
Newmont Mining Corp.	1,752	44,063
Royal Gold, Inc.	263	19,057
		63,120
Multi-utilities (0.1%)
Alliant Energy Corp.	168	11,526
		11,526
Multiline retail (3.5%)
Dollar General Corp. †	1,197	80,271
Dollar Tree, Inc. †	808	57,449
Kohl’s Corp.	264	15,766
Target Corp.	1,840	135,442
		288,928
Oil, gas, and consumable fuels (6.3%)
Exxon Mobil Corp.	3,075	268,817
HollyFrontier Corp.	773	27,766
Kinder Morgan, Inc.	3,516	144,332
Spectra Energy Corp.	2,612	87,345
		528,260
Pharmaceuticals (9.0%)
Eli Lilly & Co.	2,056	148,032
Johnson & Johnson	2,283	228,620

Strategic Volatility Equity Fund     19

COMMON STOCKS (94.4%)* cont.	Shares	Value
Pharmaceuticals cont.
Merck & Co., Inc.	3,083	$185,843
Pfizer, Inc.	5,908	184,625
		747,120
Real estate investment trusts (REITs) (3.8%)
Alexandria Real Estate Equities, Inc. R	196	19,114
American Campus Communities, Inc. R	418	18,375
American Capital Agency Corp. R	1,377	29,674
Brixmor Property Group, Inc. R	216	5,854
HCP, Inc. R	1,448	68,476
Health Care REIT, Inc. R	699	57,283
Public Storage R	287	57,641
Spirit Realty Capital, Inc. R	1,574	20,242
Starwood Property Trust, Inc. R	880	21,058
Taubman Centers, Inc. R	212	17,373
		315,090
Semiconductors and semiconductor equipment (2.2%)
Analog Devices, Inc.	748	38,975
Broadcom Corp. Class A	2,091	88,732
Linear Technology Corp.	445	19,998
Maxim Integrated Products, Inc.	1,101	36,432
		184,137
Software (1.3%)
FactSet Research Systems, Inc.	122	17,518
Intuit, Inc.	890	77,270
Microsoft Corp.	303	12,241
		107,029
Specialty retail (0.9%)
AutoZone, Inc. †	127	75,814
		75,814
Technology hardware, storage, and peripherals (4.0%)
Apple, Inc.	1,282	150,199
EMC Corp.	5,390	139,763
NetApp, Inc.	1,224	46,267
		336,229
Textiles, apparel, and luxury goods (1.3%)
NIKE, Inc. Class B	53	4,889
Ralph Lauren Corp.	224	37,383
VF Corp.	996	69,093
		111,365
Tobacco (3.3%)
Altria Group, Inc.	2,991	158,822
Philip Morris International, Inc.	646	51,835
Reynolds American, Inc.	936	63,601
		274,258
Water utilities (0.3%)
American Water Works Co., Inc.	372	20,884
		20,884
Wireless telecommunication services (0.7%)
SBA Communications Corp. Class A †	498	58,115
		58,115
Total common stocks (cost $7,487,886)		$7,880,945

20     Strategic Volatility Equity Fund

PURCHASED OPTIONS OUTSTANDING (3.8%)*	Expiration date/ strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Put)	Jan-16/$170.00	$9,062	$58,819
SPDR S&P 500 ETF Trust (Put)	Dec-15/180.00	9,062	74,922
SPDR S&P 500 ETF Trust (Put)	Nov-15/180.00	9,062	71,209
SPDR S&P 500 ETF Trust (Put)	Oct-15/162.00	9,451	36,065
SPDR S&P 500 ETF Trust (Put)	Sep-15/170.00	9,451	42,521
SPDR S&P 500 ETF Trust (Put)	Aug-15/170.00	9,451	36,154
Total purchased options outstanding (cost $366,106)			$319,690

SHORT-TERM INVESTMENTS (5.7%)*	Shares	Value
Putnam Short Term Investment Fund 0.10% L	245,293	$245,293
SSgA Prime Money Market Fund Class N 0.01% P	230,000	230,000
Total short-term investments (cost $475,293)		$475,293

TOTAL INVESTMENTS
Total investments (cost $8,329,285)	$8,675,928

Key to holding’s abbreviations
bp	Basis points
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $8,348,533.
†	This security is non-income-producing.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $14,624 to cover certain derivative contracts.

WRITTEN OPTIONS OUTSTANDING at 1/31/15 (premiums $30,693) (Unaudited)
	Expiration date/strike price	Contract amount	Value
SPDR S&P 500 ETF Trust (Call)	Feb-15/$209.00	$23,604	$10,859
SPDR S&P 500 ETF Trust (Call)	Feb-15/210.00	18,487	2,854
SPDR S&P 500 ETF Trust (Call)	Feb-15/212.00	4,879	362
SPDR S&P 500 ETF Trust (Call)	Feb-15/209.00	4,894	485
SPDR S&P 500 ETF Trust (Call)	Feb-15/211.00	4,265	64
Total			$14,624

Strategic Volatility Equity Fund     21

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
baskets	22	$—	12/17/15	(3 month USD-LIBOR-BBA plus 42 bp)	A basket (CGPUTQL2) of common stocks	$(29,915)
Total		$—	$(29,915)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,006,332	$—	$—
Consumer staples	734,483	—	—
Energy	606,149	—	—
Financials	1,350,288	—	—
Health care	1,147,112	—	—
Industrials	817,237	—	—
Information technology	1,494,116	—	—
Materials	273,572	—	—
Telecommunication services	177,372	—	—
Utilities	274,284	—	—
Total common stocks	7,880,945	—	—
Purchased options outstanding	—	319,690	—
Short-term investments	475,293	—	—
Totals by level	$8,356,238	$319,690	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	—	(14,624)	—
Total return swap contracts	—	(29,915)	—
Totals by level	$—	$(44,539)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

22     Strategic Volatility Equity Fund

	Statement of assets and liabilities 1/31/15 (Unaudited)
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $8,083,992)	$8,430,635
	Affiliated issuers (identified cost $245,293) (Notes 1 and 5)	245,293
	Cash	34,388
	Dividends and interest receivable	3,696
	Receivable for shares of the fund sold	4,070
	Receivable for investments sold	3,361,631
	Receivable from Manager (Note 2)	18,298
	Prepaid assets	16,137
	Total assets	12,114,148
	LIABILITIES
	Payable for investments purchased	3,449,565
	Payable for shares of the fund repurchased	232
	Payable for custodian fees (Note 2)	4,690
	Payable for investor servicing fees (Note 2)	2,687
	Payable for administrative services (Note 2)	66
	Payable for distribution fees (Note 2)	1,380
	Unrealized depreciation on OTC swap contracts (Note 1)	29,915
	Written options outstanding, at value (premiums $30,693) (Notes 1 and 3)	14,624
	Collateral on certain derivative contracts, at value (Note 1)	230,000
	Other accrued expenses	32,456
	Total liabilities	3,765,615
	Net assets	$8,348,533

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,065,893
	Distributions in excess of net investment income (Note 1)	(336,777)
	Accumulated net realized gain on investments (Note 1)	286,620
	Net unrealized appreciation of investments	332,797
	Total — Representing net assets applicable to capital shares outstanding	$8,348,533
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($5,319,710 divided by 487,371 shares)	$10.92
	Offering price per class A share (100/94.25 of $10.92)*	$11.59
	Net asset value and offering price per class B share ($75,461 divided by 6,965 shares)**	$10.83
	Net asset value and offering price per class C share ($183,878 divided by 16,994 shares)**	$10.82
	Net asset value and redemption price per class M share ($74,533 divided by 6,849 shares)	$10.88
	Offering price per class M share (100/96.50 of $10.88)*	$11.27
	Net asset value, offering price and redemption price per class Y share ($2,694,951 divided by 246,676 shares)	$10.93
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund     23

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $52)	$72,221
Interest (including interest income of $117 from investments in affiliated issuers) (Note 5)	117
Total investment income	72,338
EXPENSES
Compensation of Manager (Note 2)	22,920
Investor servicing fees (Note 2)	7,397
Custodian fees (Note 2)	7,800
Trustee compensation and expenses (Note 2)	93
Distribution fees (Note 2)	7,433
Administrative services (Note 2)	114
Reports to shareholders	8,775
Auditing and tax fees	18,527
Blue sky expense	31,021
Other	953
Fees waived and reimbursed by Manager (Note 2)	(62,411)
Total expenses	42,622
Expense reduction (Note 2)	(10)
Net expenses	42,612
Net investment income	29,726

Net realized gain on investments (Notes 1 and 3)	506,126
Net realized gain on swap contracts (Note 1)	181,664
Net realized loss on written options (Notes 1 and 3)	(147,876)
Net unrealized depreciation of investments, swap contracts and written options during the period	(134,324)
Net gain on investments	405,590
Net increase in net assets resulting from operations	$435,316

The accompanying notes are an integral part of these financial statements.

24     Strategic Volatility Equity Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$29,726	$39,839
	Net realized gain on investments	539,914	288,744
	Net unrealized appreciation (depreciation) of investments	(134,324)	228,027
	Net increase in net assets resulting from operations	435,316	556,610
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(253,817)	(195,455)
	Class B	(3,659)	(1,155)
	Class C	(8,677)	(8,557)
	Class M	(3,591)	(577)
	Class Y	(153,634)	(64,294)
	From net realized long-term gain on investments
	Class A	(84,463)	—
	Class B	(1,313)	—
	Class C	(3,268)	—
	Class M	(1,270)	—
	Class Y	(49,143)	—
	Increase from capital share transactions (Note 4)	1,920,354	2,253,862
	Total increase in net assets	1,792,835	2,540,434
	NET ASSETS
	Beginning of period	6,555,698	4,015,264
	End of period (including distributions in excess of net investment income of $336,777 and undistributed net investment income of $56,875, respectively)	$8,348,533	$6,555,698
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund     25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
January 31, 2015**	$11.00	.04	.68	.72	(.60)	(.20)	(.80)	$10.92	6.35*	$5,320	.60*	.38*	106*
July 31, 2014	10.35	.08	1.19	1.27	(.62)	—	(.62)	11.00	12.53	4,269	1.26	.75	68
July 31, 2013†	10.00	.02	.33	.35	—	—	—	10.35	3.50*	3,090	.49*	.18*	21*
Class B
January 31, 2015**	$10.93	—[e]	.65	.65	(.55)	(.20)	(.75)	$10.83	5.81*	$75	.98*	(.01) *	106*
July 31, 2014	10.32	—[e]	1.19	1.19	(.58)	—	(.58)	10.93	11.74	48	2.01	(.03)	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	21	.76*	(.09) *	21*
Class C
January 31, 2015**	$10.89	—[e]	.66	.66	(.53)	(.20)	(.73)	$10.82	5.88*	$184	.98*	—*[f]	106*
July 31, 2014	10.32	—[e]	1.18	1.18	(.61)	—	(.61)	10.89	11.74	162	2.01	—[f]	68
July 31, 2013†	10.00	(.01)	.33	.32	—	—	—	10.32	3.20*	16	.76*	(.08) *	21*
Class M
January 31, 2015**	$10.97	.02	.65	.67	(.56)	(.20)	(.76)	$10.88	5.95*	$75	.86*	.14*	106*
July 31, 2014	10.33	.02	1.20	1.22	(.58)	—	(.58)	10.97	12.05	68	1.76	.20	68
July 31, 2013†	10.00	—[e]	.33	.33	—	—	—	10.33	3.30*	10	.67*	—*[f]	21*
Class Y
January 31, 2015**	$11.02	.06	.67	.73	(.62)	(.20)	(.82)	$10.93	6.46*	$2,695	.48*	.50*	106*
July 31, 2014	10.36	.11	1.18	1.29	(.63)	—	(.63)	11.02	12.81	2,010	1.01	.99	68
July 31, 2013†	10.00	.03	.33	.36	—	—	—	10.36	3.60*	878	.39*	.30*	21*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

aPer share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

bTotal return assumes dividend reinvestment and does not reflect the effect of sales charges.

cIncludes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

dReflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
January 31, 2015	0.85%
July 31, 2014	3.40
July 31, 2013	2.69

eAmount represents less than $0.01 per share.

fAmount represents less than .01%.

The accompanying notes are an integral part of these financial statements.

26	Strategic Volatility Equity Fund	Strategic Volatility Equity Fund	27

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Strategic Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks combined with the options, total return swaps, and other derivative strategies described below, may be able to earn investment returns in excess of market returns, but with volatility comparable to the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to invest in total return swaps on market indices, the fund’s individual portfolio securities, or baskets of securities, and in other derivatives to increase the fund’s exposure to low beta stocks, which will create investment leverage. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

28     Strategic Volatility Equity Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Strategic Volatility Equity Fund     29

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

30     Strategic Volatility Equity Fund

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $44,475 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$110,442	$—	$110,442

The aggregate identified cost on a tax basis is $8,332,680, resulting in gross unrealized appreciation and depreciation of $504,029 and $160,781, respectively, or net unrealized appreciation of $343,248.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are

Strategic Volatility Equity Fund     31

made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.363% of the fund’s average net assets before a decrease of $3,745 (0.051% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2015, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,565 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $59,846 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

32     Strategic Volatility Equity Fund

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,723
Class B	70
Class C	177
Class M	72
Class Y	2,355
Total	$7,397

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$5,921
Class B	351
Class C	889
Class M	272
Total	$7,433

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,146 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

Strategic Volatility Equity Fund     33

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$8,609,412	$7,316,889
U.S. government securities (Long-term)	—	—
Total	$8,609,412	$7,316,889

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$11,496	$2,407
Options opened	311,167	125,508
Options exercised	—	—
Options expired	(167,160)	(54,826)
Options closed	(99,374)	(42,396)
Written options outstanding at the end of the reporting period	$56,129	$30,693

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	99,361	$1,115,414	98,930	$1,071,944
Shares issued in connection with reinvestment of distributions	9,123	101,444	1,082	11,317
	108,484	1,216,858	100,012	1,083,261
Shares repurchased	(9,025)	(103,121)	(10,687)	(118,289)
Net increase	99,459	$1,113,737	89,325	$964,972

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	2,371	$26,600	2,413	$26,121
Shares issued in connection with reinvestment of distributions	450	4,972	56	580
	2,821	31,572	2,469	26,701
Shares repurchased	(215)	(2,376)	(103)	(1,154)
Net increase	2,606	$29,196	2,366	$25,547

34     Strategic Volatility Equity Fund

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	3,539	$40,043	17,983	$192,973
Shares issued in connection with reinvestment of distributions	1,082	11,945	764	7,944
	4,621	51,988	18,747	200,917
Shares repurchased	(2,498)	(27,470)	(5,433)	(56,468)
Net increase	2,123	$24,518	13,314	$144,449

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	242	$2,769	5,169	$56,236
Shares issued in connection with reinvestment of distributions	438	4,860	—	—
	680	7,629	5,169	56,236
Shares repurchased	—	—	—	—
Net increase	680	$7,629	5,169	$56,236

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	133,381	$1,508,890	116,010	$1,256,180
Shares issued in connection with reinvestment of distributions	18,212	202,695	6,080	63,598
	151,593	1,711,585	122,090	1,319,778
Shares repurchased	(87,260)	(966,311)	(24,531)	(257,120)
Net increase	64,333	$745,274	97,559	$1,062,658

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	296,000	60.7%	$3,232,320
Class B	1,068	15.3	11,566
Class C	1,066	6.3	11,534
Class M	1,068	15.6	11,620

At the close of the reporting period, a shareholder of record owned 6.4% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$262,852	$2,381,962	$2,399,521	$117	$245,293
Totals	$262,852	$2,381,962	$2,399,521	$117	$245,293

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Strategic Volatility Equity Fund     35

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$51,000
Written equity option contracts (contract amount) (Note 3)	$47,000
OTC total return swap contracts (notional)	$3,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Equity contracts	Investments	$319,690	Payables	$44,539
Total		$319,690		$44,539

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Swaps	Total
Equity contracts	$(252,315)	$181,664	$(70,651)
Total	$(252,315)	$181,664	$(70,651)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Swaps	Total
Equity contracts	$15,757	$5,547	$21,304
Total	$15,757	$5,547	$21,304

36     Strategic Volatility Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—
Purchased options**#	71,209	—	—	248,481	319,690
Total Assets	$71,209	$—	$—	$248,481	$319,690
Liabilities:
OTC Total return swap contracts*#	—	29,915	—	—	29,915
Written options#	—	—	14,560	64	14,624
Total Liabilities	$—	$29,915	$14,560	$64	$44,539
Total Financial and Derivative Net Assets	$71,209	$(29,915)	$(14,560)	$248,417	$275,151
Total collateral received (pledged)†##	$—	$—	$—	$230,000
Net amount	$71,209	$(29,915)	$(14,560)	$18,417

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Strategic Volatility Equity Fund     37

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

38     Strategic Volatility Equity Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Strategic Volatility Equity Fund     39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40     Strategic Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Strategic Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

SA123
292755 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015